                                                                     Exhibit 4.1

                       FISCAL AND PAYING AGENCY AGREEMENT

      This Fiscal and Paying Agency Agreement dated as of April 10, 2003 (this "AGREEMENT"), is between Sterling Bank, a Texas state chartered banking association (the "BANK") and Deutsche Bank Trust Company Americas, a banking association organized under the laws of New York (the "FISCAL AND PAYING Agent").

      WHEREAS the Bank proposes to issue and sell its 7.375% Subordinated Notes due 2013 (the "SUBORDINATED NOTES"), initially limited in aggregate principal amount to $50,000,000;

      WHEREAS the Bank desires to appoint the Fiscal and Paying Agent as fiscal and paying agent of the Bank with respect to the preparation, authentication, delivery, registration and payment of the Subordinated Notes;

      NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                   APPOINTMENT

      Section 1.1 Appointment of Fiscal and Paying Agent. The Fiscal and Paying Agent is hereby appointed as fiscal and paying agent and registrar for the Subordinated Notes on the terms and conditions specified in this Agreement, and the Fiscal and Paying Agent hereby accepts such appointment. Unless otherwise specified, capitalized terms used herein shall have the meanings ascribed to them in the Subordinated Notes.

                                   ARTICLE II
                             THE SUBORDINATED NOTES

      Section 2.1 Specific Global and Certificated Note Forms.

      (a) Except as otherwise provided herein, Subordinated Notes offered and sold as part of their initial offering and sale to "qualified institutional buyers" (each a "QIB") as defined in Rule 144A of the Securities Act of 1933, as amended, (the "SECURITIES ACT") shall be issued in the form of one or more global certificates (each a "RULE 144A GLOBAL NOTE") in book-entry, fully registered form without coupons, substantially in the form attached hereto as Exhibit A. Such Rule 144A Global Notes shall be registered in the name of The Depository Trust Company ("DTC" or the "DEPOSITORY"), as depository or its nominee. All Rule 144A Global Notes may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement, and may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable laws or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any governmental agency or as may, consistently herewith, be determined by the officers of the Bank executing such Rule 144A Global Notes, as evidenced by their execution thereof. Beneficial interests in Rule 144A Global Notes will be shown on, and the transfers thereof will be effected only through, records maintained by DTC and its participants.

      (b) Except as otherwise provided herein, Subordinated Notes offered and sold as part of their initial offering and sale to Institutional Accredited Investors (as defined below) who are not QIBs shall be issued in the form of certificated notes in definitive, fully registered form without coupons, registered in the name of the purchaser thereof, substantially in the form attached hereto as Exhibit B (the "RESTRICTED CERTIFICATED NOTES"). As used herein, "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act. All Restricted Certificated Notes may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement, and may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable laws or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any governmental agency or as may, consistently herewith, be determined by the officers of the Bank executing such Restricted Certificated Notes, as evidenced by their execution thereof. Restricted Certificated Notes may not be transferred or exchanged for interests in a Rule 144A Global Note except as provided in Section 2.6.

      Section 2.2 Certificates of Authorized Representatives of the Bank. From time to time, the Bank shall furnish the Fiscal and Paying Agent with a certificate of the Bank in the form attached hereto as Exhibit F certifying the incumbency and specimen signatures of representatives of the Bank authorized to instruct the Fiscal and Paying Agent regarding the completion, authentication and delivery of the Subordinated Notes (each an "AUTHORIZED REPRESENTATIVE"). Until five Business Days (as hereinafter defined) after the Fiscal and Paying Agent receives a subsequent incumbency certificate of the Bank, the Fiscal and Paying Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Fiscal and Paying Agent shall have no responsibility to the Bank to determine by whom or by what means a facsimile signature of the Bank may have been affixed on the Subordinated Notes, or whether a signature of an Authorized Representative is genuine, if the Fiscal and Paying Agent believes, in good faith, that such signature is the specimen signature of such Authorized Representative on such certificate.

      Section 2.3 Completion, Authentication and Delivery.

      (a) All Subordinated Notes shall be issued and delivered in accordance with this Agreement and, in the case of Rule 144A Global Notes, the letter of representations from the Bank and the Fiscal and Paying Agent to DTC, dated April 10, 2003 (the "DTC LETTER OF REPRESENTATIONS"). All instructions regarding the completion, authentication and delivery of Subordinated Notes shall be given by an Authorized Representative by telecopy or other means acceptable to the Fiscal and Paying Agent. Upon receipt of instructions as described in the preceding sentence, the Fiscal and Paying Agent shall:

            (i) complete a Subordinated Note or Notes representing one or more Subordinated Notes in accordance with such instructions;

            (ii) manually authenticate such Subordinated Note or Notes by any one of the officers, employees or agents of the Fiscal and Paying Agent duly authorized and designated by it for such purpose; and

            (iii) deliver such Subordinated Note and, in the case of a Rule 144A Global Note, deliver such Rule 144A Global Note to DTC or pursuant to DTC's instructions.

      Notwithstanding the foregoing, the Fiscal and Paying Agent shall not be required to perform any duties on any day that is not a Business Day.

      (b) If any Subordinated Note has been authenticated by one of the Fiscal and Paying Agent's officers who was duly authorized for such purpose but who is not so designated at the time said Subordinated Note is to be paid, the Fiscal and Paying Agent is authorized and will pay the Subordinated Note notwithstanding that the authority of said officer has been terminated between the time of execution and the time of payment.

      (c) In the event a discrepancy exists between the instructions as originally received by the Fiscal and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling if action has already been taken in reliance on such original instructions, provided that the Fiscal and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such subsequent written confirmation.

      (d) Should the Fiscal and Paying Agent at any time request and receive a written opinion of its counsel (which includes, but is not limited to, in-house counsel) concerning its duties hereunder, it shall be free to act upon the advice contained in such opinion and shall be relieved of any liability under this Agreement in so acting.

      (e) All instructions for the completion, authentication and delivery of the Subordinated Notes must be received by the Fiscal and Paying Agent by 12 noon, New York City time, on the second Business Day preceding the original issue date. For purposes of this Agreement the term "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday or a day on which commercial banks in New York, New York or Houston, Texas are not authorized or required by applicable law or regulation to be closed.

      (f) The Fiscal and Paying Agent shall incur no liability to the Bank in acting or refraining from taking any action hereunder upon instructions contemplated hereby which the recipient thereof believes in good faith to have been given by an Authorized Representative.

      (g) Each instruction given to the Fiscal and Paying Agent in accordance with this Section 2.3 shall constitute a representation and warranty to the Fiscal and Paying Agent by the Bank that the issuance and delivery of the Subordinated Note or Subordinated Notes to which the instruction relates have been duly and validly authorized by the Bank, that such Subordinated Note or Subordinated Notes, when completed, countersigned, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Bank, and that the Fiscal and Paying Agent's appointment to act for the Bank hereunder has been duly authorized by all necessary corporate action of the Bank.

      (h) The Bank further represents and warrants to the Fiscal and Paying Agent that the Bank is free to enter into this Agreement and to perform the terms hereof.

      Section 2.4 Denominations. The Subordinated Notes shall be issuable in minimum denominations of $250,000 and any amount in excess thereof which is an integral multiple of $1,000.

      Section 2.5 Proceeds of Sale of the Subordinated Notes. Funds received in payment for Subordinated Notes issued by the Bank shall be credited to an account of the Bank, as instructed by the Bank.

      Section 2.6 Registration, Registration of Transfer and Exchange.

      (a) The Fiscal and Paying Agent shall, so long as any of the Subordinated Notes remain outstanding, maintain all records as may be customary, including all forms of transfer for the Subordinated Notes, and shall:

            (i) Keep at its corporate trust office in the City of New York, New York a register (the "SECURITY REGISTER") in such form as the Fiscal and Paying Agent may determine, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Subordinated Notes and of transfers thereof;

            (ii) Maintain records showing for each outstanding Subordinated Note the principal amount, Date of Maturity, interest rate and other terms thereof; the date of original issue and all subsequent transfers and consolidations or exchanges; provided that the Fiscal and Paying Agent shall have no responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Rule 144A Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and it shall be fully protected in acting or refraining from acting on any such information provided by DTC;

            (iii) Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his or her attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law;

            (iv) Each Subordinated Note shall bear an original issue date which shall remain the same for all Subordinated Notes subsequently issued upon transfer, exchange or substitution of such original Subordinated Note regardless of the date of issuance of any such subsequently issued Subordinated Note.

      (b) No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of a Subordinated Note, but the Bank or the Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).

      (c) Each Subordinated Note will bear a legend in the form of Exhibit C (the "LEGEND") and will be subject to the restrictions on transfer set forth therein until the Resale Restriction Termination Date (as defined in the Legend) for such Subordinated Note. Upon transfer, exchange or replacement of Subordinated Notes bearing a Legend, the Fiscal and Paying Agent shall deliver only Subordinated Notes that bear a Legend, unless (i) the Resale Restriction Termination Date has passed or (ii) the Bank directs the Fiscal and Paying Agent to remove the Legend because the Bank determines, on the basis of a legal opinion, certifications or other information satisfactory to the Bank and the Fiscal and Paying Agent that transfers and sales of the Subordinated Notes would be exempt from the registration requirements of the Securities Act without regard to the exemption contained in Section 3(a)(2) thereof.

      (d) Certain Transfers and Exchanges. Notwithstanding any other provision of this Agreement, transfers and exchanges of Subordinated Notes shall be made only in accordance with this Section 2.6(d).

            (i) Restricted Certificated Note to Rule 144A Global Note. If the Subordinated Note to be transferred or exchanged consists of a Restricted Certificated Note, the Fiscal and Paying Agent shall register the transfer or exchange to a beneficial interest in a Rule 144A Global Note only if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Bank and the Fiscal and Paying Agent a certificate from the transferor or exchanger substantially in the form attached hereto as Exhibit D. Such transfer may be effected only in accordance with the provisions of this clause (d)(i) and subject to the rules and procedures of the Depository. Upon receipt by the Fiscal and Paying Agent of such Restricted Certificated Note and instructions satisfactory to the Fiscal and Paying Agent directing that a beneficial interest in a Rule 144A Global Note in a specified principal amount not greater than the principal amount of such Restricted Certificated Note be credited to a specified Depository member or participant's account, the Fiscal and Paying Agent shall cancel such Restricted Certificated Note (and issue a new Restricted Certificated Note in respect of any untransferred portion thereof) and increase the aggregate principal amount of the Rule 144A Global Note by the specified principal amount. Thereafter, transfers or exchanges of such beneficial interest will continue to be represented by a Rule 144A Global Note subject to the provisions of Section 2.6(d)(v).

            (ii) Restricted Certificated Note to Restricted Certificated Note. A Restricted Certificated Note may be transferred, in whole or in part, to a transferee or exchangee who takes delivery in the form of another Restricted Certificated Note subject to the provisions of Section 2.6(d)(v).

            (iii) Rule 144A Global Note to Rule 144A Global Note. The transfer or exchange of a beneficial interest in a Rule 144A Global Note to a transferee or exchangee who takes delivery in the form of an interest in a Rule 144A Global Note may be effected only through the book entry system maintained by DTC.

            (iv) Rule 144A Global Note to Rule 144A Certificated Note. The Rule 144A Global Notes are exchangeable for certificated notes ("RULE 144A CERTIFICATED NOTES") only if (i) DTC notifies the Bank in writing that it is no longer willing or able to continue as a depository for the Rule 144A Global Notes or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Bank within ninety days after the effective date of DTC's ceasing to act as depository for the Rule 144A Global Notes, (ii) the Bank, at its option, notifies the Fiscal and Paying Agent in writing that it elects to cause the issuance of Rule 144A Certificated Notes or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an Event of Default with respect to the Rule 144A Global Notes. In the event of such occurrences, upon surrender by the Depository or a successor depository of the Rule 144A Global Notes, the Bank will execute and the Fiscal and Paying Agent will, upon receipt of instructions in writing from the Bank, authenticate and deliver Rule 144A Certificated Notes of like tenor and terms to each person that the Depository or a successor depository identifies as the beneficial owner of the related Rule 144A Global Notes in an aggregate principal amount equal to the principal amount of the Rule 144A Global Notes then outstanding in exchange for such Rule 144A Certificated Notes.

            (v) Transfers to Non-QIB Institutional Accredited Investors. Notwithstanding anything to the contrary set forth herein, the following provisions shall apply with respect to the registration of any proposed transfer or exchange of Subordinated Notes to any Institutional Accredited Investor who is not a QIB:

                  (A) The Fiscal and Paying Agent shall register the transfer or exchange of any Subordinated Note to an Institutional Accredited Investor who is not a QIB only if (x) the requested time period is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee or exchangee has delivered to the Bank and the Fiscal and Paying Agent (1) a letter substantially in the form of Exhibit E hereto and (2) an opinion of counsel acceptable to the Bank, and such certifications and other information as the Bank may require, confirming that such transfer is in compliance with the Securities Act.

                  (B) If the proposed transfer is of a beneficial interest in the Rule 144A Global Note, upon receipt by the Bank and the Fiscal and Paying Agent of (x) the documents, if any, required by paragraph
            (i) above and (y) instructions given in accordance with the Depository's and the Fiscal and Paying Agent's procedures, the Fiscal and Paying Agent shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global
            Note in an amount equal to the principal amount of the beneficial interest in the Rule 144 A Global Note to be transferred, and the Bank shall execute, and the Fiscal and Paying Agent shall authenticate and deliver, one or more Restricted Certificated Notes of like tenor and amount.

            (vi) Limitations Relating to Principal Amount. Notwithstanding any other provision of this Agreement, Subordinated Notes or portions thereof may be transferred or exchanged only in principal amounts of not less than $250,000 and integral multiples of $1,000 in excess thereof. Any transfer, exchange or other disposition of Subordinated Notes in contravention of this Section 2.6(d)(vi) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder (as defined below) or owner of any beneficial interest in such Subordinated Notes for any purpose, including but not limited to the receipt of interest payable on such Subordinated Notes, and such transferee shall be deemed to have no interest whatsoever in such Subordinated Notes.

      Section 2.7 Persons Deemed Owners. Prior to due presentment of a Subordinated Note for registration or transfer, the Bank, the Fiscal and Paying Agent and any agent of the Bank or the Fiscal and Paying Agent may treat the person in whose name such Subordinated Note is registered (the "HOLDER" and, collectively, the "HOLDERS") as the owner of the Subordinated Note for the purpose of receiving payments of principal and interest, if any, and for all other purposes whatsoever, whether or not such Subordinated Note be overdue, and neither the Bank nor the Fiscal and Paying Agent shall be affected by notice to the contrary.

      Section 2.8 Cancellation of Unissued Subordinated Notes. Promptly upon the written request of the Bank, the Fiscal and Paying Agent shall cancel and return to the Bank all unissued Subordinated Notes in its possession.

      Section 2.9 Mutilated, Lost, Stolen or Destroyed Subordinated Notes. The Fiscal and Paying Agent shall effect the replacement of mutilated, lost, stolen or destroyed Subordinated Notes in accordance with the custom and usage of the financial industry.

      Section 2.10 Additional Subordinated Notes. Except as provided in Sections 2.6(d) and 2.9 above, the aggregate principal amount of Subordinated Notes authenticated and delivered hereunder shall not exceed $50,000,000; provided, however, the Bank may reopen the issue and issue additional principal amounts of Subordinated Notes or, subject to Section 6.9, establish additional terms of the Subordinated Notes from time to time by delivering to the Fiscal and Paying Agent a resolution of the Board of Directors of the Bank, or any committee thereof acting pursuant to authority delegated by the Board of Directors, certified by the Secretary or an Assistant Secretary of the Bank to have been duly adopted by the Board of Directors, or a duly authorized committee thereof, and to be in full force and effect on the date of such certification, setting forth the aggregate principal amount of such new issuance or such additional terms of the Subordinated Notes. The Fiscal and Paying Agent shall maintain a copy of each such certified resolution on file and available for inspection at the corporate trust offices of the Fiscal and Paying Agent in the City of New York, New York.

      Section 2.11 Maintenance of Office or Agency. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Subordinated Notes shall have been made available for payment and either paid to the registered Holders of the Subordinated Notes or returned to the Bank as provided herein and in the Subordinated Notes, the Fiscal and Paying Agent shall at all times maintain an office or agency in the City of New York, New York, where Subordinated Notes may be presented or surrendered for payment or for transfer or exchange.

                                   ARTICLE III
                           THE FISCAL AND PAYING AGENT

      Section 3.1 Payment of Subordinated Notes. Payments of principal and interest payable on the Date of Maturity or upon redemption will be made in immediately available funds at the corporate trust office of the Fiscal and Paying Agent in the City of New York, New York, provided that the Subordinated
Note is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable at stated maturity or any interest that is not punctually paid or duly provided for on any interest payment date ("DEFAULTED INTEREST")) will be paid by check mailed to the entity or entities identified as the Holder or Holders of the Subordinated Notes in the Security Register, at the address for each such Holder as it appears in the Security Register, at the close of business on the applicable regular record date next preceding each interest payment date or to such other address in the United States as such Holder shall designate to the Fiscal and Paying Agent in writing not later than the relevant regular record date. Payment of any Defaulted Interest will be paid by check mailed to the entity or entities identified as the Holder or Holders of the Subordinated Notes in the Security Register, at the address for each such Holder as it appears in the Security Register, at the close of business on a date (the "SPECIAL RECORD DATE") which shall be fixed by the Fiscal and Paying Agent. The Special Record Date shall be not more than ten (10) days and not less than five (5) days prior to the date specified by the Bank for the proposed payment of Defaulted Interest. Notwithstanding the foregoing, payments of interest to the Depository or its nominee will be made by wire transfer in immediately available funds and if any other Holder of Subordinated Notes owns Subordinated Notes in the aggregate principal amount of at least $1,000,000 such Holder shall be entitled to receive payments of interest (other than at stated maturity) by wire transfer of immediately available funds to a bank account in the United States designated by the Holder in a written request to the Fiscal and Paying Agent not later than 15 calendar days prior to the applicable interest payment date. The Fiscal and Paying Agent shall have no obligation to use its own funds for any such payment or for any other purpose pursuant to this Agreement.

      Section 3.2 Information Regarding Amounts Payable. The Fiscal and Paying Agent shall, as soon as practicable after each record date for the payment of interest (other than interest payable at maturity) on any Subordinated Note, but not later than five days preceding the related interest payment date, notify the Bank of the interest to be paid on such Subordinated Note on the related interest payment date. In addition, the Fiscal and Paying Agent shall by the 15th day prior to the maturity of the Subordinated Notes furnish to the Bank a list showing the principal and interest payable at maturity on such Subordinated Note.

      Section 3.3 Deposit of Funds. The Bank shall deposit by 11 A.M., New York City time, with the Fiscal and Paying Agent (i) on each interest payment date an amount in immediately available funds sufficient to pay the interest due on such date and (ii) on the Date of Maturity of each such Subordinated Note an amount in immediately available funds sufficient to pay the principal of such Subordinated Note and the interest accrued thereon to the Date of Maturity.

      Section 3.4 Money for Subordinated Note Payments to Be Held in Trust.

      (a) In acting under this Agreement and in connection with the Subordinated Notes, the Fiscal and Paying Agent is acting solely as agent of the Bank and does not assume any relationship of agency or trust for or with any of the Holders of the Subordinated Notes, except that, subject to the provisions of subsection (b) of this Section 3.4, all money deposited with the Fiscal and Paying Agent pursuant to Section 3.3 shall be held by it in trust for the benefit of the Holders of the Subordinated Notes entitled thereto until such money is paid to such Holders of the Subordinated Notes in accordance with the provisions of the Subordinated Notes and this Agreement or otherwise disposed of as provided herein but such money need not be segregated from other funds except to the extent required by law.

      (b) Any money deposited with the Fiscal and Paying Agent for the payment of the principal of or interest on any Subordinated Note that remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Bank, and Holders of the Subordinated Notes shall thereafter, as unsecured general creditors, look only to the Bank for payment thereof, and all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease.

      Section 3.5 Additional Responsibilities. Unless the Fiscal and Paying Agent has entered into a separate written agreement which specifically addresses the standard of care with respect to the duties discussed by this Section, if the Bank shall ask the Fiscal and Paying Agent to perform any duties in connection with the Subordinated Notes not specifically set forth in this Agreement, the Subordinated Notes or in the DTC Letter of Representations as duties of the Fiscal and Paying Agent (the "ADDITIONAL RESPONSIBILITIES") and the Fiscal and Paying Agent chooses to perform such Additional Responsibilities, the Fiscal and Paying Agent shall be held to the same standard of care and shall be entitled to all the protective provisions (including, but not limited to, indemnification) set forth herein.

      Section 3.6 Miscellaneous. Notwithstanding anything to the contrary herein or in the Subordinated Notes or the DTC Letter of Representations,

      (a) in paying Subordinated Notes hereunder, the Fiscal and Paying Agent shall be acting as a conduit and shall not be paying Subordinated Notes for its own account, and in the absence of written notice from the Bank to the contrary, the Fiscal and Paying Agent shall be entitled to assume that any Subordinated Note presented to it, or deemed presented to it, for payment, is entitled to be so paid;

      (b) the Fiscal and Paying Agent may become a purchaser, Holder, transferee or may otherwise own, hold or transfer any beneficial interest in any Subordinated Notes and may commence or join in any action which a beneficial owner of a Subordinated Note is entitled to take without any conflict with its responsibilities pursuant to this Agreement;

      (c) the Fiscal and Paying Agent shall not be required to invest any moneys delivered to it pursuant to this Agreement;

      (d) the Fiscal and Paying Agent shall have no liability for interest on any moneys received or held by it hereunder;

      (e) the Fiscal and Paying Agent shall not be responsible for the correctness of any recital of any party other than those of the Fiscal and Paying Agent stated herein or in the Subordinated Notes or in any offering materials and makes no representations as to the validity of the Subordinated Notes and shall incur no responsibility in respect thereto;

      (f) the Fiscal and Paying Agent shall be protected in acting or refraining from acting upon any notice, order, requisition, request, consent, certificate, order, opinion of counsel (including, but not limited to, in-house counsel), Officers' Certificate (as hereinafter defined), affidavit, letter, telegram or other paper or document in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons; and

      (g) any action taken by the Fiscal and Paying Agent pursuant to this Agreement, the Subordinated Notes or the DTC Letter of Representations upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of any Subordinated Note shall be conclusive and binding upon all future Holders of the same Subordinated Note and all Subordinated Notes issued in exchange therefor or in place thereof.

                                   ARTICLE IV
                          LIABILITY AND INDEMNIFICATION

      Section 4.1 Liability. The Fiscal and Paying Agent's duties are ministerial in nature and the Fiscal and Paying Agent shall not have any liability hereunder or under the Subordinated Notes or the DTC Letter of Representations except in the case of its negligence, bad faith or willful misconduct. The duties and obligations of the Fiscal and Paying Agent shall be determined by the express provisions of this Agreement, the Subordinated Notes and the DTC Letter of Representations and it shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against it. The Fiscal and Paying Agent shall have no responsibility in the case of any default by the Bank in the performance of the covenants contained in the Subordinated Notes. The Fiscal and Paying Agent may refuse to perform any duty or exercise any right or power hereunder unless it receives indemnity satisfactory to it against any related loss, liability or expense. The Fiscal and Paying Agent shall not be required to ascertain whether any issuance or sale of Subordinated Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Bank is a party (whether or not the Fiscal and Paying Agent is also a party to such other agreements).

      Section 4.2 Indemnification. The Bank agrees to indemnify and hold harmless the Fiscal and Paying Agent and any officers, directors, employees and agents of the Fiscal and Paying Agent from and against reasonable losses, liabilities, obligations, claims, damages, costs and expenses of any kind or nature whatsoever (including without limitation, reasonable legal fees and expenses) relating to or arising out of the performance of their respective duties under this Agreement and (to the extent applicable) the Subordinated Notes and the DTC Letter of Representations, except to the extent they are caused by the negligence, bad faith or willful misconduct of the Fiscal and Paying Agent, respectively, provided that the Bank shall not be liable for any settlement which is effected without the prior written consent of the Bank. In the event of the resignation or removal of the Fiscal and Paying Agent, any successor to the performance of the obligations of the Fiscal and Paying Agent as specified in this Agreement shall be entitled to rely upon and be bound by the terms of this indemnity and said successor, the Bank or DTC shall not be entitled to a separate indemnity from the Fiscal and Paying Agent. These indemnification obligations shall survive the termination of this Agreement, including any termination pursuant to any applicable federal or state bankruptcy law, to the extent enforceable under applicable law, and shall survive the resignation or removal of the Fiscal and Paying Agent while remaining applicable to any action taken or omitted by the Fiscal and Paying Agent while acting pursuant to this Agreement and/or the Subordinated Notes or the DTC Letter of Representations.

      Section 4.3 Officers' Certificate. Any instruction given by the Bank to the Fiscal and Paying Agent under this Agreement shall be in the form of an Officers' Certificate. For the purposes of this Agreement, "OFFICERS' CERTIFICATE" means a certificate signed by an Authorized Representative and delivered to the Fiscal and Paying Agent.

                                    ARTICLE V
                RESIGNATION OR REMOVAL OF FISCAL AND PAYING AGENT

      Section 5.1 Resignation or Removal. The Fiscal and Paying Agent may at any time resign from its duties hereunder by giving written notice of resignation to the Bank specifying the date on which such resignation shall become effective; provided, however, that such date shall not be less than thirty Business Days after such notice is given to the Bank. In such event the Bank shall appoint a successor Fiscal and Paying Agent or shall undertake to perform at the Bank the functions of the Fiscal and Paying Agent. In the event the Fiscal and Paying Agent gives the Bank written notice of its resignation and the Bank fails or refuses to appoint a successor fiscal and paying agent within thirty days of delivery of such notice, the Fiscal and Paying Agent shall be entitled to petition any court sitting in the State of New York, willing to take jurisdiction, for the appointment of a successor. The Bank may at any time remove the Fiscal and Paying Agent by giving written notice of removal to the Fiscal and Paying Agent specifying the date on which such removal shall be effective; provided, however, that such date shall be not less than thirty Business Days after such notice is given to the Fiscal and Paying Agent. Any termination or resignation hereunder shall not affect the Fiscal and Paying Agent's right to the payment of fees earned or expenses (including reasonable counsel fees and expenses) incurred through the effective date of such termination or resignation, as the case may be. The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holders of Subordinated Notes of the removal or appointment of any Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.

      Section 5.2 Successor Fiscal and Paying Agent. Upon the effective date of such resignation or removal, the Fiscal and Paying Agent shall deliver any money then held by it pursuant to Section 3.4(a) to the successor appointed by the Bank to serve as fiscal and paying agent for the Subordinated Notes and all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease. The Fiscal and Paying Agent shall also provide such successor with a copy of its records relating to the Subordinated Notes as such successor shall reasonably request and may retain copies of any records turned over for archival purposes. If such successor has not been appointed by the effective date of such resignation or removal, the Fiscal and Paying Agent shall pay such money and deliver such records to the Bank with the same effect as though such payment were made pursuant to Section 3.4(b). The delivery, transfer and assignment of such moneys and records by the Fiscal and Paying Agent to its successor or the Bank, as the case may be, shall be sufficient, without the requirement of any additional act or the requirement of any indemnity to be given by the Fiscal and Paying Agent, to relieve the Fiscal and Paying Agent of all further responsibility for the exercise of the rights or the performance of the obligations vested in the Fiscal and Paying Agent pursuant to this Agreement.

      Section 5.3 Successor by Merger, etc. Any corporation or association into which the Fiscal and Paying Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer substantially all of its corporate trust and agency business, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Fiscal and Paying Agent hereunder and shall be vested with all of the rights, powers, trusts, duties and obligations of the Fiscal and Paying Agent hereunder, without the execution or filing of any instrument or any further act. The Fiscal and Paying Agent shall provide notice to the Bank of any such conversion, merger, consolidation, sale or transfer as soon as practicable after the Fiscal and Paying Agent obtains knowledge that such event will occur or has occurred.

                                   ARTICLE VI
                                  MISCELLANEOUS

      Section 6.1 Compensation of the Fiscal and Paying Agent. The Bank agrees to pay the Fiscal and Paying Agent compensation for all services rendered by the Fiscal and Paying Agent hereunder in such amount and payable at such times as the Bank and the Fiscal and Paying Agent may agree to and to promptly reimburse the Fiscal and Paying Agent for all reasonable out-of-pocket expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made by the Fiscal and Paying Agent in the performance of its duties hereunder. The obligation of the Bank pursuant to this Section 6.1 shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.

      Section 6.2 Reliance on Opinions of Counsel or Officers' Certificates. The Fiscal and Paying Agent shall have no liability to the Bank in respect of any action taken or omitted by the Fiscal and Paying Agent in good faith in reliance on a written opinion of its counsel (including, but not limited to, in-house counsel) or an Officers' Certificate.

      Section 6.3 Subordinated Notes Held by the Fiscal and Paying Agent. The Fiscal and Paying Agent, in its individual or other capacity, may become the owner or pledgee of Subordinated Notes with the same rights it would have if it were not acting as Fiscal and Paying Agent hereunder.

      Section 6.4 Notices. Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing or given via electronic media and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time;

      If to the Bank:               Sterling Bank
                                    2550 North Loop West, Suite 600
                                    Houston, Texas 77092
                                    Attention: Stephen C. Raffaele
                                    Telephone: (713) 466-8300
                                    Telecopy:  (713) 466-3117

      If to the Fiscal
      and Paying Agent:             Deutsche Bank Trust Company Americas
                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Corporate Trust & Agency Services
                                    Telephone: (212) 454-4274
                                    Telecopy:  (212) 454-2223

All notices shall be deemed given when received.

      Section 6.5 Parties. Except for rights arising under Section 3.4(a), this Agreement is solely for the benefit of the parties hereto and their successors and assigns and nothing herein, express or implied, shall give to any other person, including, without limitation, any beneficial owner of Subordinated Notes, any benefits or any legal or equitable right, remedy or claim under this Agreement.

      Section 6.6 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

      Section 6.7 Separability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 6.8 Effect of Headings. The article and section headings herein are for convenience of reference only and shall not affect the construction hereof.

      Section 6.9 Amendments; Waivers; Notices of Acceleration After Events of Default.

      (a) Without the consent of any Holders of Subordinated Notes, the Bank and the Fiscal and Paying Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto for any of the following purposes:

            (i) to evidence the succession of another person to the Bank and the assumption by any such successor of the covenants and agreements of the Bank herein and in the Subordinated Notes; or

            (ii) to evidence or provide for the acceptance of appointment hereunder by a successor Fiscal and Paying Agent with respect to the Subordinated Notes or to change the address of a Fiscal and Paying Agent to another location in the City of New York, New York; or

            (iii) to add further covenants, restrictions or conditions for the protection of Holders of the Subordinated Notes; or

            (iv) to cure ambiguities or to correct any provision herein or in the Subordinated Notes in case of defects or inconsistencies in the provisions hereof or thereof or to supplement with such other provisions, so long as any such cure, correction or supplement does not adversely affect the interest of the Holders of the Subordinated Notes in any material respect;

provided, however, that no such supplemental agreement shall, without the consent of the Holder of each outstanding Subordinated Note:

            (v) change the Date of Maturity of any Subordinated Note, or change the definition of interest payment date contained in such Subordinated Notes, or reduce the principal amount of or the rate of interest on any Subordinated Note, or change the coin and currency in which any Subordinated Note or the interest thereon is payable, or change the place specified in the Subordinated Notes where principal and interest is payable to a place outside the City of New York, New York, or impair the right of Holders of such Subordinated Notes to institute suit for the enforcement of any payment of principal of or interest or other amounts on such Subordinated Notes on or after the Date of Maturity or due date therefor, or modify the subordination provisions of the Subordinated Notes in any manner adverse to the Holders of Subordinated Notes; or

            (vi) modify any of the provisions of this Section 6.9, except to provide that certain other provisions of this Agreement or the Subordinated Notes cannot be modified or waived without the consent of the Holder of each outstanding Subordinated Note.

      Before entering into any supplemental agreement, the Fiscal and Paying Agent shall receive and be fully protected in relying upon an Officers' Certificate or an opinion from counsel to the Bank that such supplemental agreement has been duly authorized, executed and delivered by the Bank and that all conditions precedent in connection with the execution of a supplemental agreement have been satisfied.

      It shall not be necessary under this Section 6.9 for the Holders of the Subordinated Notes to approve the particular form of any proposed supplemental agreement.

      (b) Upon the execution of any supplemental agreement under this Section 6.9, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and each Holder of Subordinated Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. The Bank shall transmit or cause to be transmitted by mail to each Holder of Subordinated Notes a notice setting forth the general terms of any supplemental agreement executed under this
Section 6.9.

      (c) At any time after the delivery to the Fiscal and Paying Agent of a declaration of default and acceleration pursuant to an Event of Default according to the provisions of any Subordinated Notes, the Holder of a Subordinated Note may, by notice evidencing his ownership interests to the Bank and the Fiscal and Paying Agent, rescind and annul such declaration and its consequences with respect to any Subordinated Note held by such Holder. No such rescission shall affect any subsequent default or impair any right consequent thereto.

      (d) The Holder of a Subordinated Note may, by notice evidencing his ownership interests to the Bank and Fiscal and Paying Agent, waive any Event of Default under any Subordinated Note held by such Holder and its consequences. No such waiver shall affect any subsequent Event of Default or impair any right consequent thereto.

      (e) The Bank will promptly notify the Fiscal and Paying Agent of an Event of Default upon the occurrence thereof, and the Fiscal and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of any such notice to the Holders of the Subordinated Notes.

      Section 6.10 Actions Due on Saturdays, Sundays and Holidays. If any date on which a payment, notice or other action required by this Agreement, the Subordinated Notes or the DTC Letter of Representations falls on a day other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day on which the Fiscal and Paying Agent is open for business with the same force and effect as if made on such date.

      Section 6.11 Agreement to Pay Attorneys' Fees and Other Expenses. In the event the Bank shall default under any of the provisions of this Agreement and/or the Subordinated Notes or the DTC Letter of Representations affecting the rights or duties of the Fiscal and Paying Agent (as determined by an order of a court of competent jurisdiction) and the Fiscal and Paying Agent shall employ attorneys or incur other expenses for the enforcement of performance or observance of any such obligation or agreement, the Bank agrees that it will on demand therefor pay to the Fiscal and Paying Agent the reasonable fees and expenses of such attorneys and such other reasonable fees and expenses incurred by the Fiscal and Paying Agent.

      Section 6.12 Survival. The Fiscal and Paying Agent's rights to compensation, reimbursement and indemnification shall survive the termination of this Agreement, the Subordinated Notes or the DTC Letter of Representations, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.

      Section 6.13 No Implied Waivers. The right of any party under any provision of this Agreement shall not be affected by its prior failure to require the performance by any other party under such provision or any other provision of this Agreement, nor shall the waiver by any party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself or any other provision.

      Section 6.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to each of the parties hereto.

      Section 6.15 Term. This Agreement shall remain in full force and effect until the earlier to occur of (i) such time as the principal and interest on all the Subordinated Notes shall have been paid, and (ii) the effective date of the resignation or removal of the Fiscal and Paying Agent.

         [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                    STERLING BANK



                                    By:    /s/ J. Downey Bridgwater
                                       -----------------------------------------
                                    Name:  J. Downy Bridgwater
                                    Title: President and Chief Executive Officer


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                    Fiscal and Paying Agent



                                    By:    /s/ Dorothy Robinson
                                       -----------------------------------------
                                    Name:  Dorothy Robinson
                                    Title: Vice President

                                                                       EXHIBIT A

                          Form of Rule 144A Global Note

                                 [See attached]

                               GLOBAL CERTIFICATE

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER APPLICABLE SECURITIES LAW, AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF) AND ANY STATE OR OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH STERLING BANK (THE "BANK") OR ANY "AFFILIATE" OF THE BANK WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY: (A) TO THE BANK; (B) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF), SUBJECT TO THE RIGHT OF THE BANK PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) PURSUANT TO CLAUSE (C) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE BANK A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING CIRCULAR DATED APRIL 3, 2003. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      THIS SECURITY IS NOT A DEPOSIT- AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THIS SECURITY IS UNSECURED AND IS INELIGIBLE TO SERVE AS COLLATERAL FOR ANY LOAN BY THE BANK, AND THE OBLIGATIONS OF THE BANK EVIDENCED BY THIS SECURITY ARE, TO THE EXTENT AND IN THE MANNER SET FORTH IN SECTION 5 HEREOF, SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE BANK'S OBLIGATIONS TO ITS DEPOSITORS AND THE BANK'S OTHER OBLIGATIONS TO ITS GENERAL CREDITORS AND TO ITS SECURED CREDITORS.

      THIS SECURITY IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY"), 55 WATER STREET, NEW YORK, NEW YORK OR ITS NOMINEE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  STERLING BANK

                        7.375% Subordinated Note due 2013

$50,000,000                                                       April 10, 2003
No. 1
CUSIP: 85916D BH7

        For value received, STERLING BANK, a Texas state chartered banking association (together with any successor pursuant to the provisions hereof, the "Bank"), hereby promises to pay to Cede & Co., or registered assigns at Cede & Co.'s offices at 55 Water Street, New York, New York or at such other office as Cede & Co. may from time to time designate in writing to the Bank, the principal sum of $50,000,000 on April 15, 2013 (the "Date of Maturity"), or on such earlier date as the principal hereof may become due in accordance with the provisions hereof, and to pay interest on said principal sum from time to time outstanding, from the date hereof until payment of said principal sum has been made or duly provided for, at the rate of 7.375% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2003 (each an "Interest Payment Date"). Payments of principal and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder hereof. Interest payments on this Security shall be the amount of interest accrued to, but excluding, the relevant Interest Payment Date or Date of Maturity, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

      If any Interest Payment Date or Date of Maturity of this Security would otherwise be a day which is not a business day (as defined below), the related payment of principal of or interest on this Security shall be postponed to the next day which is a business day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Date of Maturity, as the case may be. The term "business day" means any day that is not a Saturday or Sunday, and that is not a day on which commercial banks in New York, New York or Houston, Texas are required or permitted by applicable law or regulation to be closed. Except as provided above, interest on this Security will accrue on holidays and on all days the Bank is not open for business.

      Reference is made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Security shall not be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed and attested as of the date first mentioned above.

                                        STERLING BANK

                                        By:
                                             -----------------------------------
                                            Name:  J. Downey Bridgwater
                                            Title: President and Chief Executive
                                                   Officer

Attest:

-------------------------------------------------
Name:   James W. Goolsby, Jr.
Title:  Senior Vice President and General Counsel

This Security is one of the Subordinated Notes referred to in the Fiscal and Paying Agency Agreement referred to herein:

DEUTSCHE BANK TRUST COMPANY AMERICAS
      as Fiscal and Paying Agent

By:
    -----------------------------------------------
Name:    Dorothy Robinson
Title:   Vice President
Dated:  April 10, 2003

      1. This Security is one of the duly authorized issue of securities of the Bank, designated as its "7.375% Subordinated Notes due 2013" (each a "Security," and collectively the "Securities"), initially limited in aggregate principal amount to $50,000,000. The Bank, for the benefit of the Holders from time to time of the Securities, has entered into a Fiscal and Paying Agency Agreement, dated as of April 10, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fiscal and Paying Agency Agreement"), between the Bank and Deutsche Bank Trust Company Americas ("Deutsche Bank"), as Fiscal and Paying Agent. Copies of the Fiscal and Paying Agency Agreement are on file and available for inspection at the offices of the Fiscal and Paying Agent located at Deutsche Bank Trust Company Americas, Attn: Corporate Trust & Agency Services, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the person in whose name this Security is registered (the "Holder") on the Security Register (as defined in Section 3 of this Security). Deutsche Bank or any duly appointed successor Fiscal and Paying Agent acting in such capacity is herein called the "Fiscal and Paying Agent."

      The Bank may, in accordance with the terms of the Fiscal and Paying Agency Agreement, reopen the issue of Securities and issue additional principal amounts of the Securities or establish additional terms of the Securities.

      Payments of principal and interest payable at maturity will be made in immediately available funds, upon presentation and surrender of this Security, at the corporate trust office of the Fiscal and Paying Agent in New York, New York, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder, provided that this Security is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to such terms and conditions as the Fiscal and Paying Agent may impose consistent with the Fiscal and Paying Agency Agreement. Payments of interest (other than interest payable at stated maturity or any interest that is not punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest")) shall be paid by check, mailed to the Holder at its address specified in the Security Register on the Record Date (as defined below) or to such other address in the United States as the Holder shall designate to the Fiscal and Paying Agent in writing not later than the relevant Record Date. Notwithstanding the foregoing, payments of interest to the Depository or its nominee shall be made by wire transfer in immediately available funds and if any other Holder hereof owns $1,000,000 or more in aggregate principal amount of the Securities, such Holder may elect to receive payments of interest (other than interest payable at stated maturity) by wire transfer of immediately available funds to a bank account in the United States designated by the Holder in a written notice received by the Fiscal and Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date. Interest payable on any Interest Payment Date shall be payable to the person in whose name this Security is registered at the close of business 15 calendar days prior to the applicable Interest Payment Date (such date being referred to herein as the "Regular Record Date" for such Interest Payment Date), notwithstanding the subsequent cancellation of this Security prior to such Interest Payment Date, except that any Defaulted Interest will be paid to the person in whose name this Security is registered on a Special Record Date fixed by the Fiscal and Paying Agent (a "Special Record Date"). The terms Regular Record Date and Special Record Date are referred to hereinafter collectively as the "Record Date." To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Security, on any amount of principal of or interest on this Security not paid when due.

      2. Until the date on which all of the Securities shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid to the registered Holders of the Securities or returned to the Bank as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent shall at all times maintain an office or agency in New York, New York, where Securities may be presented or surrendered for payment or for transfer or exchange.

      3. As provided in the Fiscal and Paying Agency Agreement and subject to certain limitations set forth therein, this Security is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Securities of other authorized denominations, by the Holder in person, or by its attorney duly authorized in writing, at the office of the Fiscal and Paying Agent maintained for such purpose. The Fiscal and Paying Agent shall maintain a register providing for the registration of the Securities and any exchange or transfer thereof (the "Security Register"). Upon surrender or presentation of this Security for exchange or registration of transfer, and subject to certain limitations set forth in the Fiscal and Paying Agency Agreement, the Bank shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Security or Securities, each in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 which has or have an aggregate principal amount equal to the aggregate principal amount of this Security being transferred or exchanged and is or are registered in such name or names requested by the Holder. Any Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his or her attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Security is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law. No exchange or registration of transfer of this Security shall be made after the fifteenth calendar day immediately preceding the Date of Maturity.

      Owners of beneficial interests in this Security shall not be entitled to receive certificated Securities in registered form and shall not be considered holders of Securities unless (i) the Depository notifies the Bank in writing that it is no longer willing or able to continue as a depository for the Securities or if the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Bank within ninety days after the effective date of the Depository's ceasing to act as depository for the Securities, (ii) the Bank, at its option, notifies the Fiscal and Paying Agent in writing that it elects to cause the issuance of Securities in certificated form, or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an Event of Default with respect to the Securities. In the event of such occurrences, upon the surrender of this Security by the Depository or a successor depository of the Securities, the Bank will execute, and the Fiscal and Paying Agent will, upon receipt of instructions in writing from the Bank, authenticate and deliver Securities of like tenor and terms in certificated form to each person that the Depository or a successor depository identifies as the beneficial owner of an interest in this Security in an aggregate principal amount equal to the aggregate principal amount of this Security then outstanding, in exchange for this Security.

      This Security or portions hereof may be transferred or exchanged only in principal amounts of not less than $250,000 and integral multiples of $1,000 in excess thereof. Any transfer, exchange or other disposition of this Security in a block having an aggregate principal amount of less than $250,000 shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in this Security for any purpose, including but not limited to the receipt of interest payable on this Security, and such transferee shall be deemed to have no interest whatsoever in this Security.

      No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Security, but the Bank or the Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).

      The Bank and the Fiscal and Paying Agent may treat the person in whose name this Security is registered in the Security Register as the absolute owner of this Security for the purpose of receiving payments of principal of and interest on this Security and for all other purposes whatsoever, and the Bank and the Fiscal and Paying Agent shall not be affected by a notice to the contrary.

      4.    PREPAYMENT AND NON-CONVERSION.

            (a) This Security is not subject to redemption, call or prepayment at the option of the Bank, or to repayment at the option of the Holder, prior to the Date of Maturity.

            (b) This Security is not convertible into the common stock or any other security of the Bank.

      5.    SUBORDINATION; RIGHTS OF FDIC.

            (a) The indebtedness of the Bank evidenced by this Security, including the obligations of the Bank to pay the principal hereof and interest hereunder, is unsecured and subordinate and junior in right of payment to the Bank's obligations to its depositors, its obligations under bankers' acceptances and letters of credit, and its obligations to its general unsecured creditors and to its secured creditors (except for obligations that are specifically designated as ranking on a parity with or junior to this Security) whether now outstanding or hereafter incurred, in that in the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on a parity with or are junior to this Security) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on this Security. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Holder of this Security, together with the holders of any obligations of the Bank ranking on a parity with this Security, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal and interest hereon and thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Security. Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security in accordance with its terms.

            (b) Notwithstanding any other provisions of this Security, including Sections 5, 6 and 7 hereof, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of its legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Security to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of and interest on this Security and the due and punctual performance of all covenants and conditions hereof; and the completion of such transfer and assumption shall serve to supersede and void any default acceleration or subordination which may have occurred or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Security, and shall serve to return the Holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the Holder, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest thereon from its original due date at the rate provided for herein.

            (c) This Security and any Securities issued subsequently hereto will rank pari passu among themselves and pari passu, in the event of a liquidation or similar proceeding with respect to the Bank, whether voluntary or involuntary, with all other present or future unsecured subordinated debt obligations of the Bank other than subordinated debt obligations of the Bank that by their express terms rank junior to this Security.

            (d) This Security contains no limitation on the amount of debt, deposits or other obligations that rank senior to this Security that may be hereafter incurred or assumed by the Bank.

            (e) Notwithstanding any other provisions of this Security, the Bank shall not make any payment of (i) any interest on this Security while it remains in default in the payment of any assessment due to the FDIC if and to the extent it would be prohibited from doing so by 12 U.S.C. Section 1828(b), (ii) any interest due or principal repayable without the prior written approval of the Commissioner of the Texas Department of Banking, when the Bank is in a "hazardous condition or is insolvent" (as defined in Section 31.002(a) of the Texas Banking Act, or any successor provision) or which would cause the Bank to be in a "hazardous condition or insolvent," as determined in all cases by the Banking Commissioner of Texas, and (iii) any principal or interest without the approval of the FDIC, beginning 60 days after the Bank becomes "critically undercapitalized," as that term is defined in 12 U.S.C. Section 1831o(b)(1)(E) and the rules and regulations promulgated thereto.

      6.    EVENTS OF DEFAULT; REMEDIES.

      "Event of Default", wherever used herein, means either of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) the Bank shall consent to the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of the property of the Bank; or

            (ii) the Bank suffers to be entered a decree or order of a court or agency or supervisory authority for the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bank, or of or relating to all or substantially all of the property of the Bank, or for the winding up or liquidation of the Bank, and such decree or order shall remain in force, undischarged or unstayed for a period of 60 days.

      If an Event of Default shall occur, the Holder may, at its option, by written notice to the Bank and the Fiscal and Paying Agent, declare this Security to be, and upon such declaration, unless, in accordance with the terms of the Fiscal and Paying Agent Agreement, the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank or waived by the Holder of this Security, the principal of and interest on this Security shall become immediately due and payable; provided, however, that no repayment by acceleration or otherwise of this Security, other than at the Date of Maturity, may be made without the prior written approval of the FDIC and the Banking Commissioner of Texas.

      There is no right of acceleration in the case of a default in the payment of principal or interest on the Securities or the performance of any other obligation of the Bank under the Fiscal and Paying Agency Agreement or contained herein.

      The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify the Fiscal and Paying Agent of an Event of Default upon the occurrence thereof, and the Fiscal and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Securities.

      7.    MERGER; CONSOLIDATION.

      Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, bank or other legal entity (collectively, "corporation") or shall prevent any sale, conveyance, transfer or lease of the property of the Bank to any other corporation; provided, however, that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) the newly-formed corporation, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms of the Securities to be observed or performed by the Bank; and (ii) the surviving corporation (if other than the Bank), or the corporation to which such sale or conveyance shall have been made, shall be a corporation organized under the laws of the United States or any state thereof or the District of

Columbia and shall expressly assume the obligation for the payment of the principal and interest on the Securities. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the performance of all of the covenants in the Securities to be performed or observed by the Bank, such successor corporation shall succeed to the Bank with the same effect as if it had been named in the Securities as the Bank and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants in the Securities and may be liquidated and dissolved.

      8. All notices to the Bank under this Security shall be in writing and addressed to the Bank at 2550 North Loop West, Suite 600, Houston, Texas 77092,
Attention: Stephen C. Raffaele, Executive Vice President and Chief Financial Officer, or to such other address as the Bank may notify the Holder. All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Attn: Corporate Trust and Agency Services, 60 Wall Street, New York, New York 10005. All notices to the Holder shall be in writing and sent by first-class mail to the Holder at his, her or its address as set forth in the Security Register.

      9. In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holder except as specifically described herein or therein. Under the terms of the Fiscal and Paying Agency Agreement, the Bank may rescind the designation of any Fiscal and Paying Agent and appoint a new Fiscal and Paying Agent in respect of the Securities or undertake to perform at the Bank the functions of the Fiscal and Paying Agent or change the address of a Fiscal and Paying Agent to another location in New York, New York. The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holders of Securities of the removal or appointment of any Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.

      10. The Securities are issuable without interest coupons and in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.

      11. In the event of the failure by the Bank to make payment of principal of or interest on this Security (and, in the case of payment of interest, such failure to pay shall have continued for 5 days), the Bank will, upon demand of the Holder of this Security, pay to the Holder of this Security the whole amount then due and payable (without acceleration) on this Security for principal and interest with interest on the overdue principal and interest at the rate borne by this Security, to the extent permitted by applicable law. If the Bank fails to pay such amount upon such demand, the Holder of this Security may, among other things, institute a judicial proceeding for the collection.

      12. The Fiscal and Paying Agency Agreement provides, in certain limited circumstances, for the modification of the rights of the holders of the Securities by the Bank without the consent of the holders of the Securities, except that the consent of all holders of outstanding Securities affected thereby is required in order to change the Date of Maturity of the Securities, to change the definition of Interest Payment Date or reduce the principal amount of or the rate of interest on the Securities, or to change the coin or currency in which any Security or the interest thereon is payable, to change the place of payment where principal of or interest on the Securities is payable to a place outside New York, New York, to impair the right of the holders of the Securities to institute suit for the enforcement of payments of principal of or interest or other amounts on the Securities on or after the Date of Maturity or due date therefor, to modify the subordination provisions of the Securities in any manner adverse to the holders of Securities or to modify the provisions of the Fiscal and Paying Agency Agreement governing the amendment thereof and of the Securities.

      13.   MISCELLANEOUS.

            (a) This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) Notwithstanding anything contained in Section 6 hereof (other than the second and third to last paragraphs thereof) the Holder of this Security (i) may exercise all remedies otherwise permitted by applicable law upon an Event of Default, subject only to the rights, if any, of the Bank's depositors and the holders of any indebtedness of the Bank which is senior to the indebtedness of the Bank evidenced by this Security, and (ii) for the purpose of determining (A) the persons entitled to participate in any distribution of the Bank's assets, (B) the holders of any such senior indebtedness or any other indebtedness due of the Bank, (C) the amounts of any such indebtedness or payable thereon, (D) the amount or amounts to be paid or distributed with respect to any of the foregoing, and (E) any other facts pertinent to the same or to Section 6 hereof, may rely upon any order or decree issued by any court of competent jurisdiction (including, without limitation, any order or decree for any payment or distribution of the Bank's assets) before which any proceeding is brought, or any certificate of any liquidating trustee, agent or other person making any distribution to such holder.

            (c) All captions are for convenience only and shall not affect the meaning of the provisions to which they relate.

            (d) This Security and each of its terms shall be binding upon and inure to the benefit of the Bank, the Holders, the Depository or its nominee, the Fiscal and Paying Agent and their respective successors and assigns.

            (e) Except as otherwise expressly required herein, the Bank waives demand, presentment for payment, notice of non-payment, notice of protest, and all other notices.

            (f) Any consent or waiver given by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      14. No reference herein to the Fiscal and Paying Agency Agreement and no provision of this Security shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. No failure or delay on the part of the Holder in exercising any right under this Security shall impair any such right or operate as a waiver thereof. No waiver of any such rights shall be effective unless given in writing.

      15. Any depository institution, as that term is defined in section 3(c)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1813(c)), to which this Security is issued shall be deemed to have agreed by acquiring this Security that any rights of such institution to offset all or any portion of the indebtedness represented by this Security against any indebtedness or other obligations of such institution to the Bank under applicable law are hereby waived by such institution.

                                                                       EXHIBIT B

                      Form of Restricted Certificated Note

                                 [See attached]

                                CERTIFICATED NOTE

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER APPLICABLE SECURITIES LAW, AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF) AND ANY STATE OR OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH STERLING BANK (THE "BANK") OR ANY "AFFILIATE" OF THE BANK WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY: (A) TO THE BANK; (B) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF), SUBJECT TO THE RIGHT OF THE BANK PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) PURSUANT TO CLAUSE (C) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE BANK A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING CIRCULAR DATED APRIL 3, 2003. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THIS SECURITY IS UNSECURED AND IS INELIGIBLE TO SERVE AS COLLATERAL FOR ANY LOAN BY THE BANK, AND THE OBLIGATIONS OF THE BANK EVIDENCED BY THIS SECURITY ARE, TO THE EXTENT AND IN THE MANNER SET FORTH IN SECTION 5 HEREOF, SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE BANK'S OBLIGATIONS TO ITS DEPOSITORS AND THE BANK'S OTHER OBLIGATIONS TO ITS GENERAL CREDITORS AND TO ITS SECURED CREDITORS.

                                  STERLING BANK

                        7.375% Subordinated Note due 2013

$
No. 1
CUSIP:

      For value received, STERLING BANK, a Texas state chartered banking association (together with any successor pursuant to the provisions hereof, the
"Bank"), hereby promises to pay to       or registered assigns, the principal
sum of $     on April 15, 2013 (the "Date of Maturity"), or on such earlier date as the principal hereof may become due in accordance with the provisions hereof, and to pay interest on said principal sum from time to time outstanding, from the date hereof until payment of said principal sum has been made or duly provided for, at the rate of [ ]% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2003 (each an "Interest Payment Date"). Payments of principal and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder hereof. Interest payments on this Security shall be the amount of interest accrued to, but excluding, the relevant Interest Payment Date or Date of Maturity, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

      If any Interest Payment Date or Date of Maturity of this Security would otherwise be a day which is not a business day (as defined below), the related payment of principal of or interest on this Security shall be postponed to the next day which is a business day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Date of Maturity, as the case may be. The term "business day" means any day that is not a Saturday or Sunday, and that is not a day on which commercial banks in New York, New York or Houston, Texas are required or permitted by applicable law or regulation to be closed. Except as provided above, interest on this Security will accrue on holidays and on all days the Bank is not open for business.

      Reference is made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Security shall not be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed and attested as of the date first mentioned above.

                                       STERLING BANK



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

Attest:


----------------------------------------
Name:
Title:

This Security is one of the Subordinated Notes referred to in the Fiscal and Paying Agency
Agreement referred to herein:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
   as Fiscal and Paying Agent

By:
   -------------------------------------
Name:
Title:

Dated:

         1. This Security is one of the duly authorized issue of securities of the Bank, designated as its "7.375% Subordinated Notes due 2013" (each a "Security," and collectively the "Securities"), initially limited in aggregate principal amount to $50,000,000. The Bank, for the benefit of the Holders from time to time of the Securities, has entered into a Fiscal and Paying Agency Agreement, dated as of April 10, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fiscal and Paying Agency Agreement"), between the Bank and Deutsche Bank Trust Company Americas ("Deutsche Bank"), as Fiscal and Paying Agent. Copies of the Fiscal and Paying Agency Agreement are on file and available for inspection at the offices of the Fiscal and Paying Agent located at Deutsche Bank Trust Company Americas, Attn:
Corporate Trust and Agency Services, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the person in whose name this Security is registered (the "Holder") on the Security Register (as defined in Section 3 of this Security). Deutsche Bank or any duly appointed successor Fiscal and Paying Agent acting in such capacity is herein called the "Fiscal and Paying Agent."

      The Bank may, in accordance with the terms of the Fiscal and Paying Agency Agreement, reopen the issue of Securities and issue additional principal amounts of the Securities or establish additional terms of the Securities.

      Payments of principal and interest payable at maturity will be made in immediately available funds, upon presentation and surrender of this Security, at the corporate trust office of the Fiscal and Paying Agent in New York, New York, or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder, provided that this Security is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to such terms and conditions as the Fiscal and Paying Agent may impose consistent with the Fiscal and Paying Agency Agreement. Payments of interest (other than interest payable at stated maturity or any interest that is not punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest")) shall be paid by wire transfer or by check, mailed to the Holder at its address specified in the Security Register on the Record Date (as defined below) or to such other address in the United States as the Holder shall designate to the Fiscal and Paying Agent in writing not later than the relevant Record Date. Notwithstanding the foregoing, payments of interest to the Depository or its nominee shall be made by wire transfer in immediately available funds and if any other Holder hereof owns $1,000,000 or more in aggregate principal amount of the Securities, such Holder may elect to receive payments of interest (other than interest payable at stated maturity) by wire transfer of immediately available funds to a bank account in the United States designated by the Holder in a written notice received by the Fiscal and Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date. Interest payable on any Interest Payment Date shall be payable to the person in whose name this Security is registered at the close of business 15 calendar days prior to the applicable Interest Payment Date (such date being referred to herein as the "Regular Record Date" for such Interest Payment Date), notwithstanding the subsequent cancellation of this Security prior to such Interest Payment Date, except that any Defaulted Interest will be paid to the person in whose name this Security is registered on a Special Record Date fixed by the Fiscal and Paying Agent (a "Special Record Date"). The terms Regular Record Date and Special Record Date are referred to hereinafter collectively as the "Record Date." To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Security, on any amount of principal of or interest on this Security not paid when due.

         2. Until the date on which all of the Securities shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid to the registered Holders of the Securities or returned to the Bank as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent shall at all times maintain an office or agency in New York, New York, where Securities may be presented or surrendered for payment or for transfer or exchange.

         3. As provided in the Fiscal and Paying Agency Agreement and subject to certain limitations set forth therein, this Security is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Securities of other authorized denominations, by the Holder in person, or by its attorney duly authorized in writing, at the office of the Fiscal and Paying Agent maintained for such purpose. The Fiscal and Paying Agent shall maintain a register providing for the registration of the Securities and any exchange or transfer thereof (the "Security Register"). Upon surrender or presentation of this Security for exchange or registration of transfer, and subject to certain limitations set forth in the Fiscal and Paying Agency Agreement, the Bank shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Security or Securities, each in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 which has or have an aggregate principal amount equal to the aggregate principal amount of this Security being transferred or exchanged and is or are registered in such name or names requested by the Holder. Any Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his or her attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Security is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law. No exchange or registration of transfer of this Security shall be made after the fifteenth calendar day immediately preceding the Date of Maturity.

      This Security or portions hereof may be transferred or exchanged only in principal amounts of not less than $250,000 and integral multiples of $1,000 in excess thereof. Any transfer, exchange or other disposition of this Security in a block having an aggregate principal amount of less than $250,000 shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in this Security for any purpose, including but not limited to the receipt of interest payable on this Security, and such transferee shall be deemed to have no interest whatsoever in this Security.

      No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Security, but the Bank or the Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).

      The Bank and the Fiscal and Paying Agent may treat the person in whose name this Security is registered in the Security Register as the absolute owner of this Security for the purpose of receiving payments of principal of and interest on this Security and for all other purposes whatsoever, and the Bank and the Fiscal and Paying Agent shall not be affected by a notice to the contrary.

      4. PREPAYMENT AND NON-CONVERSION.

            (a) This Security is not subject to redemption, call or prepayment at the option of the Bank, or to repayment at the option of the Holder, prior to the Date of Maturity.

            (b) This Security is not convertible into the common stock or any other security of the Bank.

      5. SUBORDINATION; RIGHTS OF FDIC.

            (a) The indebtedness of the Bank evidenced by this Security, including the obligations of the Bank to pay the principal hereof and interest hereunder, is unsecured and subordinate and junior in right of payment to the Bank's obligations to its depositors, its obligations under bankers' acceptances and letters of credit, and its obligations to its general unsecured creditors and to its secured creditors (except for obligations that are specifically designated as ranking on a parity with or junior to this Security) whether now outstanding or hereafter incurred, in that in the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on a parity with or are junior to this Security) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on this Security. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Holder of this Security, together with the holders of any obligations of the Bank ranking on a parity with this Security, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal of and interest hereon and thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Security. Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security in accordance with its terms.

            (b) Notwithstanding any other provisions of this Security, including Sections 5, 6 and 7 hereof, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of its legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Security to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of and interest on this Security and the due and punctual performance of all covenants and conditions hereof; and the completion of such transfer and assumption shall serve to supersede and void any default acceleration or subordination which may have occurred or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Security, and shall serve to return the Holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the Holder, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest thereon from its original due date at the rate provided for herein.

            (c) This Security and any Securities issued subsequently hereto will rank pari passu among themselves and pari passu, in the event of a liquidation or similar proceeding with respect to the Bank, whether voluntary or involuntary, with all other present or future unsecured subordinated debt obligations of the Bank other than subordinated debt obligations of the Bank that by their express terms rank junior to this Security.

            (d) This Security contains no limitation on the amount of debt, deposits or other obligations that rank senior to this Security that may be hereafter incurred or assumed by the Bank.

            (e) Notwithstanding any other provisions of this Security, the Bank shall not make any payment of (i) any interest on this Security while it remains in default in the payment of any assessment due to the FDIC if and to the extent it would be prohibited from doing so by 12 U.S.C. Section 1828(b), (ii) any interest due or principal repayable without the prior written approval of the Commissioner of the Texas Department of Banking, when the Bank is in a "hazardous condition or is insolvent" (as defined in Section 31.002(a) of the Texas Banking Act, or any successor provision) or which would cause the Bank to be in a "hazardous condition or insolvent," as determined in all cases by the Banking Commissioner of Texas, and (iii) any principal or interest without the approval of the FDIC, beginning 60 days after the Bank becomes "critically undercapitalized," as that term is defined in 12 U.S.C. Section 1831o(b)(1)(E) and the rules and regulations promulgated thereto.

      6. EVENTS OF DEFAULT; REMEDIES.

      "Event of Default", wherever used herein, means either of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) the Bank shall consent to the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of the property of the Bank; or

            (ii) the Bank suffers to be entered a decree or order of a court or agency or supervisory authority for the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bank, or of or relating to all or substantially all of the property of the Bank, or for the winding up or liquidation of the Bank, and such decree or order shall remain in force, undischarged or unstayed for a period of 60 days.

      If an Event of Default shall occur, the Holder may, at its option, by written notice to the Bank and the Fiscal and Paying Agent, declare this Security to be, and upon such declaration, unless, in accordance with the terms of the Fiscal and Paying Agent Agreement, the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank or waived by the Holder of this Security, the principal of and interest on this Security shall become immediately due and payable; provided, however, that no repayment by acceleration or otherwise of this Security, other than at the Date of Maturity, may be made without the prior written approval of the FDIC and the Banking Commissioner of Texas.

      There is no right of acceleration in the case of a default in the payment of principal or interest on the Securities or the performance of any other obligation of the Bank under the Fiscal and Paying Agency Agreement or contained herein.

      The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify the Fiscal and Paying Agent of an Event of Default upon the occurrence thereof, and the Fiscal and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Securities.

      7. MERGER; CONSOLIDATION.

      Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, bank or other legal entity (collectively, "corporation") or shall prevent any sale, conveyance, transfer or lease of the property of the Bank to any other corporation; provided, however, that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) the newly-formed corporation, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms of the Securities to be observed or performed by the Bank; and (ii) the surviving corporation (if other than the Bank), or the corporation to which such sale or conveyance shall have been made, shall be a corporation organized under the laws of the United States or any state thereof or the District of Columbia and shall expressly assume the obligation for the payment of the principal and interest on the Securities. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the performance of all of the covenants in the Securities to be performed or observed by the Bank, such successor corporation shall succeed to the Bank with the same effect as if it had been named in the Securities as the Bank and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants in the Securities and may be liquidated and dissolved.

      8. All notices to the Bank under this Security shall be in writing and addressed to the Bank at 2550 North Loop West, Suite 600, Houston, Texas 77092,
Attention: Stephen C. Raffaele, Executive Vice President and Chief Financial Officer, or to such other address as the Bank may notify the Holder. All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Attn: Corporate Trust and Agency Services, 60 Wall

Street, New York, New York 10005. All notices to the Holder shall be in writing and sent by first-class mail to the Holder at his, her or its address as set forth in the Security Register.

      9. In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holder except as specifically described herein or therein. Under the terms of the Fiscal and Paying Agency Agreement, the Bank may rescind the designation of any Fiscal and Paying Agent and appoint a new Fiscal and Paying Agent in respect of the Securities or undertake to perform at the Bank the functions of the Fiscal and Paying Agent or change the address of a Fiscal and Paying Agent to another location in [New York, New York]. The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holders of Securities of the removal or appointment of any Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.

      10. The Securities are issuable without interest coupons and in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.

      11. In the event of the failure by the Bank to make payment of principal of or interest on this Security (and, in the case of payment of interest, such failure to pay shall have continued for 5 days), the Bank will, upon demand of the Holder of this Security, pay to the Holder of this Security the whole amount then due and payable (without acceleration) on this Security for principal and interest with interest on the overdue principal and interest at the rate borne by this Security, to the extent permitted by applicable law. If the Bank fails to pay such amount upon such demand, the Holder of this Security may, among other things, institute a judicial proceeding for the collection.

      12. The Fiscal and Paying Agency Agreement provides, in certain limited circumstances, for the modification of the rights of the holders of the Securities by the Bank without the consent of the holders of the Securities, except that the consent of all holders of outstanding Securities affected thereby is required in order to change the Date of Maturity of the Securities, to change the definition of Interest Payment Date or reduce the principal amount of or the rate of interest on the Securities, or to change the coin or currency in which any Security or the interest thereon is payable, to change the place of payment where principal of or interest on the Securities is payable to a place outside New York, New York, to impair the right of the holders of the Securities to institute suit for the enforcement of payments of principal of or interest or other amounts on the Securities on or after the Date of Maturity or due date therefor, to modify the subordination provisions of the Securities in any manner adverse to the holders of Securities or to modify the provisions of the Fiscal and Paying Agency Agreement governing the amendment thereof and of the Securities.

      13. MISCELLANEOUS.

            (a) This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) Notwithstanding anything contained in Section 6 hereof (other than the second and third to last paragraphs thereof) the Holder of this Security (i) may exercise all remedies otherwise permitted by applicable law upon an Event of Default, subject only to the rights, if any, of the Bank's depositors and the holders of any indebtedness of the Bank which is senior to the indebtedness of the Bank evidenced by this Security, and (ii) for the purpose of determining (A) the persons entitled to participate in any distribution of the Bank's assets, (B) the holders of any such senior indebtedness or any other indebtedness due of the Bank, (C) the amounts of any such indebtedness or payable thereon, (D) the amount or amounts to be paid or distributed with respect to any of the foregoing, and (E) any other facts pertinent to the same or to Section 6 hereof, may rely upon any order or decree issued by any court of competent jurisdiction (including, without limitation, any order or decree for any payment or distribution of the Bank's assets) before which any proceeding is brought, or any certificate of any liquidating trustee, agent or other person making any distribution to such holder.

            (c) All captions are for convenience only and shall not affect the meaning of the provisions to which they relate.

            (d) This Security and each of its terms shall be binding upon and inure to the benefit of the Bank, the Holders, the Depository or its nominee, the Fiscal and Paying Agent and their respective successors and assigns.

            (e) Except as otherwise expressly required herein, the Bank waives demand, presentment for payment, notice of non-payment, notice of protest, and all other notices.

            (f) Any consent or waiver given by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      14. No reference herein to the Fiscal and Paying Agency Agreement and no provision of this Security shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. No failure or delay on the part of the Holder in exercising any right under this Security shall impair any such right or operate as a waiver thereof. No waiver of any such rights shall be effective unless given in writing.

      15. Any depository institution, as that term is defined in section 3(c)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1813(c)), to which this Security is issued shall be deemed to have agreed by acquiring this Security that any rights of such institution to offset all or any portion of the indebtedness represented by this Security against any indebtedness or other obligations of such institution to the Bank under applicable law are hereby waived by such institution.

                                                                       EXHIBIT C

                                 Form of Legend

      THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER APPLICABLE SECURITIES LAW, AND THIS SUBORDINATED NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN
SECTION 3(A)(2) THEREOF) AND ANY STATE OR OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SUBORDINATED NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH STERLING BANK (THE "BANK") OR ANY "AFFILIATE" OF THE BANK WAS THE OWNER OF THIS SUBORDINATED NOTE (OR ANY PREDECESSOR OF THIS SUBORDINATED NOTE) ONLY: (A) TO THE BANK; (B) SO LONG AS THIS SUBORDINATED NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN MEANING OF SUBPARAGRAPH (A)(1), (2),
(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SUBORDINATED NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF), SUBJECT TO THE RIGHT OF THE BANK PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) PURSUANT TO CLAUSE (C) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE BANK A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING CIRCULAR DATED APRIL 3, 2003. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SUBORDINATED
NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                                                       EXHIBIT D

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE

               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
             NOTE TO BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE
 (TRANSFERS AND EXCHANGES PURSUANT TO SECTION 2.6(D)(I) OF THE FISCAL AND PAYING
                                AGENCY AGREEMENT)

Deutsche Bank Trust Company Americas
Corporate Trust & Agency Services
60 Wall Street
New York, New York 10005

            Re:   7.375% Subordinated Notes due 2013
                  of Sterling Bank (the "Notes")


Reference is hereby made to the Fiscal and Paying Agency Agreement, dated as of April 10, 2003, between Sterling Bank (the "Bank") and Deutsche Bank Trust Company Americas, as fiscal and paying agent (the "Fiscal and Paying Agent"). Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal and Paying Agency Agreement.

This letter relates to US$_________ principal amount of Restricted Certificated Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of beneficial interests in one or more Rule 144A Global Notes (CUSIP [ISIN] No. 85916D BH 7).

In connection with such request and in respect of such Surrendered Notes, the Transferor does hereby certify that such transfer or exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A to whom notice has been given that the transfer is being made in reliance on Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Bank and the initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged.

[Insert Name of Transferor]

By:
   ---------------------------
   Name:
   Title:

Dated:
   ---------------------------

cc:  STERLING BANK

                                                                       EXHIBIT E

      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

Lehman Brothers Inc.
Keefe, Bruyette & Woods, Inc.
As initial purchasers

Sterling Bank
2550 North Loop West, Suite 600
Houston, Texas 77092

Dear Sirs or Mesdames:

      We are delivering this letter in connection with an offering of 7.375% subordinated notes due 2013 (the "subordinated notes") of Sterling Bank (the "Bank"), all as described in the offering circular (the "offering circular") relating to the offering.

      We hereby confirm that:

      (a) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "institutional accredited investor") able to bear the economic risk of an investment in the subordinated notes for an indefinite period of time;

      (b) any purchase of the subordinated notes by us will be for our own account (or for the account of one or more other institutional accredited investors for which we exercise sole investment discretion) for investment purposes;

      (c) in the event that we purchase any of the subordinated notes, we will acquire subordinated notes having a minimum purchase price of not less than $250,000, in each case for our own account or for any separate account for which we are acting;

      (d) we invest in or purchase securities similar to the subordinated notes during the normal course of our business and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the subordinated notes;

      (e) we are not acquiring the subordinated notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act;

      (f) we have received a copy of the offering circular (upon which we are relying in making our investment decision with respect to the subordinated notes) and acknowledge (i) that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of the Bank and the initial purchasers and receive answers thereto, as we deem necessary in connection with our decision to purchase the subordinated notes and
            (ii) that neither the Bank nor the
            initial purchasers, nor any person representing the Bank or the initial purchasers, has made any representation to us with respect to the Bank or the offering or sale of any subordinated notes; and

      (g) neither the Bank nor any person acting on its behalf has offered to sell the subordinated notes by, and we have not been made aware of the offering of the subordinated notes by, any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

      We understand that the subordinated notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the subordinated notes have not been registered under the Securities Act or any other applicable securities law, and we agree, on our own behalf and on behalf of each account for which we acquire any subordinated notes, that if in the future we decide to offer, resell, pledge or otherwise transfer such subordinated notes, such subordinated notes shall be offered, resold, pledged or otherwise transferred only (a) to the Bank, (b) to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (c) to a person whom we reasonably believe is an institutional accredited investor in a transaction in which the institutional accredited investor, prior to the transfer, furnishes to the Bank a signed letter substantially in the form of this letter or (d) pursuant to any other available exemption from the registration requirements of the Securities Act (other than the exemption contained in Section 3(a)(2) thereof), in each of cases (a) through (d), in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We understand that, prior to any transfer referred to in clause
(c) of the preceding sentence, we must furnish to the Bank such certifications, legal opinions and other information as the Bank may reasonably require to confirm that such transfer is being made pursuant to an exemption (other than the exemption contained in Section 3(a)(2) of the Securities Act) from, or in a transaction not subject to, the registration requirements of the Securities Act and any state or other applicable securities laws.

      We understand and acknowledge that the subordinated notes will delivered to us only in certificated form and that the certificates delivered to us in respect of the subordinated notes will contain a legend substantially to the following effect:

      THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER APPLICABLE SECURITIES LAW, AND THIS SUBORDINATED NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF) AND ANY STATE OR OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE

      PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SUBORDINATED NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH STERLING BANK (THE "BANK") OR ANY "AFFILIATE" OF THE BANK WAS THE OWNER OF THIS SUBORDINATED NOTE (OR ANY PREDECESSOR OF THIS SUBORDINATED NOTE)
      ONLY: (A) TO THE BANK; (B) SO LONG AS THIS SUBORDINATED NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR
      (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SUBORDINATED NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (OTHER THAN THE EXEMPTION CONTAINED IN SECTION 3(A)(2) THEREOF), SUBJECT TO THE RIGHT OF THE BANK PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) PURSUANT TO CLAUSE (C) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE BANK A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING CIRCULAR DATED APRIL 3, 2003. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SUBORDINATED NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      We acknowledge that you, the Bank and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

      THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                          Name of Purchaser

Date:
     -------------------
                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Address:

                                                                       EXHIBIT F

                        Certificate Evidencing Incumbency
                             and Specimen Signatures

                                 [See attached]

                                  STERLING BANK


                             INCUMBENCY CERTIFICATE


                  The undersigned, [ ], Corporate Secretary of Sterling Bank (the "Bank"), does hereby certify that the persons listed on Exhibit A attached hereto are now and have been at all times on and since [ ] duly elected, qualified and acting officers of the Bank, holding the offices set forth opposite their names and that the signature set forth opposite each officer's name is the genuine signature of such person. This certificate may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, I have signed this Incumbency Certificate as of the 10th day of April, 2003.



                                           STERLING BANK


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                  The undersigned, [ ], [TITLE] of the Bank, hereby certifies that [ ] is the duly elected Corporate Secretary of the Bank and is duly authorized to execute the foregoing Incumbency Certificate, and that the signature set forth on the foregoing Incumbency Certificate above her name is [his/her] genuine signature.

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A

Name                                     Title                                  Signature
----                                     -----                                  ---------

                                                                                --------------------------------------

                                                                                --------------------------------------

                                                                                --------------------------------------

                                                                                --------------------------------------

                                                                                --------------------------------------
